UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2023

Flame Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 3300 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 579-6106

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	FLME.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FLME	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLME.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Additional Information and Where to Find It

On August 9, 2023, Flame Acquisition Corp. (“Flame” or the “Company”) filed a definitive proxy statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on August 29, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, the extension of the time period the Company has to complete an initial business combination (the “Extension”). Beginning on August 9, 2023, the Company mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the July 24, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed by Flame with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting, because these documents will contain important information about the Special Meeting, the Extension and related matters. Stockholders may obtain a free copy of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to D.F. King & Co., Inc., at (212) 269-5550 (call collect), (800) 769-7666 (call toll-free), or by sending an email to FLME@dfking.com.

Participants in the Solicitation

Flame and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Flame’s stockholders in connection with the Extension. Information regarding the Company’s directors and executive officers is available in Flame’s Annual Report on Form 10-K filed with the SEC on March 31, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This communication contains a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). When used in this communication, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “ expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Flame’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that Flame’s stockholders do not approve the Extension; the number of redemptions made by Flame’s stockholders in connection with the Extension and its impact on the amount of funds available in Flame’s trust account, Flame’s ability to complete an initial business combination and those factors discussed in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC, Flame’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other documents Flame files with the SEC, including the Definitive Proxy Statement. Flame does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 3.02 Unregistered Sales of Equity Securities.

On August 22, 2023, the Company issued an aggregate of 7,187,500 shares of its Class A common stock, par value $0.0001 per share (the “Class A common stock”) to Flame Acquisition Sponsor LLC (“Sponsor”), FL Co-Investment LLC, Intrepid Financial Partners, L.L.C., our independent directors and certain of our executive officers, upon the conversion of an equal number of shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), of the Company (the “Conversion”). The 7,187,500 shares of Class A common stock issued in connection with the Conversion are subject to the same restrictions as applied to the shares of Class B common stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination, as described in the prospectus for the Company’s initial public offering.

Following the Conversion there are 15,620,245 shares of Class A common stock issued and outstanding, and no shares of Class B common stock issued and outstanding. As a result of the Conversion, Sponsor holds approximately 27.3% of the outstanding shares of the Company’s Class A common stock.

The issuance of the shares of Class A common stock upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 7.01 Regulation FD Disclosure

The disclosure set forth above in Item 3.02 of this Report is incorporated by reference in this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flame Acquisition Corp.

Date: August 23, 2023	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Executive Vice President and Chief Financial Officer